UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23167

OSI ETF Trust

(Exact name of registrant as specified in charter)

60 State Street

Suite 700

Boston, MA 02109

(Address of principal executive offices) (Zip code)

Connor O’Brien

60 State Street

Suite 700

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 855-7670

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.oshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account(s) that you invest in through your financial intermediary.

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.oshares.com. Please read the prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal. Concentration in a particular industry or sector may subject the Funds to a greater degree to the risks particular to that industry or sector. A Fund’s emphasis on dividend paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after a Fund’s purchase of such a company’s securities. The securities of small and mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small and mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns. See the prospectus for specific risks regarding the Funds.

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca, Inc. through a brokerage account. However, shares are not individually redeemable directly from the Fund. Each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares (“Creation Units”), principally in-kind for securities included in the relevant Index.

Distributor:  Foreside Fund Services, LLC

i	Shareholder Letter
ii	Management Discussion of Fund Performance
Schedule of Investments
1	O’Shares FTSE U.S. Quality Dividend ETF
4	O’Shares FTSE Russell Small Cap Quality Dividend ETF
8	O’Shares Global Internet Giants ETF
10	O’Shares FTSE Europe Quality Dividend ETF
14	Statements of Assets and Liabilities
15	Statements of Operations
16	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
33	Expense Examples
35	Additional Information
36	Trustees and Officers

The O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF (the “Funds”) are not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”) and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”) (together “LSEG”). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index, FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index and FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Indexes”) (upon which the Funds are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Funds. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Indexes to the adviser or to the adviser’s clients. The Indexes are calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Indexes or (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE-Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

The O’Shares Global Internet Giants Index (the “OGIG Index”) is the exclusive property of O’Shares Investment Advisers, LLC, which has contracted with S-Network Global Indexes Inc. (“S-Network”) to maintain and calculate the OGIG Index. S-Network shall have no liability for any errors or omissions in calculating the OGIG Index.

The O’Shares Global Internet Giants ETF is not sponsored, endorsed, sold or promoted by S-Network, its affiliates or their third party licensors and neither S-Network, its affiliates nor their third party licensors make any representation regarding the advisability of investing in the O’Shares Global Internet Giants ETF.

S-Network Global Indexes Inc. (“S-Network” or “SNGISM”) is the property of S-Network and has been licensed by S-Network for use by O’Shares Investment Advisers, LLC in connection with the OGIG Index.

Dear Shareholder,

This Annual Report for the O’Shares Investments ETFs (the “Funds”) covers the period from July 1, 2018 through June 30, 2019 (the “Period”).

Global Equity Market Overview

Global equity markets were generally positive during the Period, returning over 10% for the S&P 500 Index1 and almost 2% for the MSCI ACWI ex USA Index.2

Performance across global equity markets during the Period was driven by several factors, including trade tensions between the U.S. and China and continued quantitative easing in Europe and Japan.

In the U.S., GDP growth was over 2%. The unemployment rate remained under 4% and core inflation decreased moderately.

In Europe, growth slowed moderately, with GDP in the European Union (“E.U.”) over 1%, employment gains were modest, inflation remained low by historical standards and the European Central Bank kept rates unchanged.

Growth in the Asia-Pacific region was stronger, at over 4%, although growth in Japan slowed to below 1% and core inflation remained low. Trade tensions added to China’s slowing growth concerns and weighed on markets.

Monetary policy in the U.S. tightened as the U.S. Federal Reserve increased rates on two occasions, although rates remain low by historical standards. The yield on U.S. 10 Year government bonds decreased, reflecting concerns that economic growth may slow and the increased possibility of a rate cut by the U.S. Federal Reserve.

Monetary policy in Europe remained accommodative, however the European Central Bank ended their quantitative easing program in December 2018. European government bond yields were volatile and ended the Period lower. Similarly, in the Asia-Pacific region, the Bank of Japan maintained its accommodative monetary policy, government bond yields ended the Period lower, and economic growth slowed.

Corporate profits in the U.S. remained generally strong, particularly in the Communication Services, Health Care and Real Estate sectors.

Equity markets in the U.S. generated strong returns, reflecting stable economic conditions and optimism for a resolution to U.S. and China trade tensions. Volatility in U.S. equity markets was elevated during the fourth quarter of 2018 and parts of 2019, due to several factors, including global trade tensions, shifts in monetary policy, and a slowdown in China’s growth. The strongest performing sector was Utilities, as interest rate sensitive stocks benefited from declining Treasury yields, followed by Information Technology, as technology stocks recovered strongly during the first 2 quarters of 2019, after underperforming the S&P 500 during the last quarter of 2018. The Energy sector was the worst performing sector during the Period, as oil prices declined. Equity market performance in Europe was also positive, as the European Central Bank concluded quantitative easing. In the Asia-Pacific region, slightly negative equity market performance was driven by slowing global economic growth.

The views expressed in this letter were those as of June 30, 2019 and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

i

O’Shares FTSE U.S. Quality Dividend ETF (OUSA) (Unaudited)

The Fund seeks to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the “U.S. Target Index”). The U.S. Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.

On June 28, 2018 an identically named predecessor to the Fund that was a series of FQF Trust (the “OUSA Prior Fund”) was reorganized into the Fund via a tax-free reorganization. The OUSA Prior Fund had the same name, ticker symbol and underlying index as the Fund. The investment objectives of the OUSA Prior Fund and the Fund are identical and the investment strategies of the OUSA Prior Fund and the Fund are substantially the same. The returns presented for the Fund prior to June 28, 2018 reflect the performance of the OUSA Prior Fund. The Fund has adopted the historical performance of the OUSA Prior Fund.

From July 1, 2018 through June 30, 2019 (the “Reporting Period”), the Fund’s market return was 14.16% and its NAV return was 14.31%. The U.S. Target Index returned 14.94% during the same Reporting Period. The Fund’s market price at June 30, 2019 was $34.11.3

The Fund posted positive performance in nine of the twelve months during the Reporting Period, with returns ranging from -8.01% to 5.83%. The best performing months for the Fund were June 2019 and January 2019, finishing up 5.83% and 5.58%, respectively. The worst performing months for the Fund were December 2018 and May 2019, finishing down -8.01% and -4.91%, respectively.

Nine of the ten sectors in the Fund delivered positive returns during the Reporting Period. Utilities and Consumer Services were among the strongest performing U.S. large cap sectors. Utilities, an interest rate sensitive sector, benefited from declining interest rates during the Reporting Period. In addition, the Energy sector, typically considered to be non-cyclical, generated the weakest returns during the Reporting Period as energy prices declined during the second half of 2018 and only partially recovered during the first half of 2019. Consumer Goods and Basic Materials generally underperformed the market during the Reporting Period.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Funds trade at a premium or discount can be found on the Funds’ website, www.oshares.com.

The Fund had an annualized daily volatility4 of 12.2% for the Reporting Period.

Fund Sector	As of June 30, 2019 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Basic Materials	1.19%	5
Consumer Goods	15.40%	25
Consumer Services	13.32%	17
Energy	8.78%	5
Financials	8.83%	14
Health Care	14.36%	9
Industrials	13.72%	27
Technology	12.79%	8
Telecommunications	4.23%	2
Utilities	7.08%	25
Other*	0.30%
Totals	100.00%	137
*	Includes cash, any non-equity securities and net other assets (liabilities)

Portfolio Characteristics	As of June 30, 2019
Book Yield (B/P)[5]	23.37%
Earnings Yield (E/P)[6]	5.48%
Return on Equity (ROE)[7]	23.56%
Debt to Equity (D/E)[8]	69.08%
Dividend Yield (D/P)[9]	3.04%
Forward Earnings Yield (E/P)[10]	5.87%
30-day SEC Yield (subsidized)[11]	2.57%
30-day SEC Yield (unsubsidized)[11]	2.57%
Beta (104 week)[12]	0.89
Average Market Cap (millions)	$159,177
Median Market Cap (millions)	$31,749

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE U.S. Quality Dividend ETF — (OUSA)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from July 14, 2015 (OUSA Prior Fund Date of Inception) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2019

	1 Year	3 Year	Since Inception
OUSA NAV Return	14.31%	9.95%	10.89%
OUSA Market Price Return	14.16%	9.97%	10.88%
U.S. Target Index	14.94%	10.53%	11.48%

Performance measured by NAV differs from the U.S. Target Index primarily due to fund fees and expenses and taxes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s investment adviser, O’Shares Investment Advisers, LLC (“Adviser”) bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. As stated in the current prospectus, the current gross expense ratio is 0.48%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses and taxes, reduce Fund returns. One cannot invest directly in an index.

On June 28, 2018, the OUSA Prior Fund was reorganized into the Fund. The returns presented for the Fund prior to June 28, 2018 reflect the performance of the OUSA Prior Fund.

O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM) (Unaudited)

The Fund seeks to track the performance (before fees and expenses) of the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “U.S. Small Cap Target Index”). The U.S. Small Cap Target Index is designed to reflect the performance of publicly-listed small capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. Effective May 4, 2018, the U.S. Small Cap Target Index was changed to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index. The Small Cap Target Index performance information reflects the blended performance of FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018 and the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index thereafter.

From July 1, 2018 through June 30, 2019 (the “Reporting Period”), the Fund’s market return was 3.53% and its NAV return was 3.65%. The U.S. Small Cap Target Index returned 4.14% during the same Reporting Period. The Fund’s market price at June 30, 2019 was $27.45.3

The Fund posted positive performance in seven of the twelve months during the Reporting Period, with returns ranging from -10.57% to 8.69%. The best performing months for the Fund were January 2019 and June 2019, finishing up 8.69% and 7.73%, respectively. The worst performing months for the Fund were December 2018 and October 2018, finishing down -10.57% and -9.02% respectively.

Six of the ten sectors in the Fund delivered positive returns during the Reporting Period. Utilities and Information Technology were among the strongest performing U.S. small cap sectors. Technology stocks recovered during the first half of 2019 after declining during the last 6 months of 2018. Interest rate sensitive sectors, including Utilities, benefited from declining treasury yields during the Reporting Period. However, the Energy sector, typically considered to be non-cyclical, generated poor returns during the Reporting Period as energy prices declined during the second half of 2018 and only partially recovered during the first half of 2019.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Funds trade at a premium or discount can be found on the Funds’ website, www.oshares.com.

The Fund had an annualized daily volatility4 of 15.0% for the Reporting Period.

Fund Sector	As of June 30, 2019 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Consumer Discretionary	14.06%	42
Consumer Staples	3.18%	15
Energy	1.42%	5
Financials	18.38%	27
Health Care	2.04%	3
Industrials	20.48%	44
Information Technology	21.97%	25
Materials	8.53%	24
Communication Services	2.16%	8
Utilities	7.69%	24
Other*	0.09%
Totals	100.00%	217
*	Includes cash and any non-equity securities and net other assets (liabilities)

Portfolio Characteristics	As of June 30, 2019
Book Yield (B/P)[5]	32.16%
Earnings Yield (E/P)[6]	5.63%
Return on Equity (ROE)[7]	17.61%
Debt to Equity (D/E)[8]	71.36%
Dividend Yield (D/P)[9]	2.71%
Forward Earnings Yield (E/P)[10]	6.07%
30-day SEC Yield (subsidized)[11]	2.30%
30-day SEC Yield (unsubsidized)[11]	2.30%
Beta (104 week)[12]	0.96
Average Market Cap (millions)	$5,038
Median Market Cap (millions)	$2,700

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from December 30, 2016 (Date of Inception) to June 30, 2019 assuming the reinvestment of distributions.
**	The U.S. Small Cap Target Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018 and the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index thereafter.

Average Annual Total Return Since Inception through June 30, 2019

	1 Year	Since Inception
OUSM NAV Return	3.65%	6.20%
OUSM Market Price Return	3.53%	6.20%
U.S. Small Cap Target Index**	4.14%	6.74%

Performance measured by NAV differs from the U.S. Small Cap Target Index primarily due to fund fees and expenses and taxes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s investment adviser, O’Shares Investment Advisers, LLC (“Adviser”) bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. As stated in the current prospectus, the current gross expense ratio is 0.48%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses and taxes, reduce Fund returns. One cannot invest directly in an index.

v

O’Shares Global Internet Giants ETF (OGIG) (Unaudited)

The Fund seeks to track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index (the “Global Internet Giants Target Index”). The Global Internet Giants Target Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the “internet sector”, as defined by O’Shares Investment Advisers, LLC (the “Index Provider”).

From July 1, 2018 through June 30, 2019 (the “Reporting Period”), the Fund’s market return was 3.69% and its NAV return was 4.07%. The Global Internet Giants Target Index returned 4.65% during the same Reporting Period. The Fund’s market price at June 30, 2019 was $25.01.3

The Fund posted positive performance in seven of the twelve months during the Reporting Period, with returns ranging from -13.60% to 15.34%. The best performing months for the Fund were January 2019 and February 2019, finishing up 15.34% and 7.42%, respectively. The worst performing months for the Fund were October 2018 and December 2018, finishing down -13.60% and -8.23%, respectively.

On a U.S. dollar-denominated basis, Information Technology related sectors in the U.S. generally delivered positive returns during the Reporting Period. Information Technology related sectors in the U.S. outperformed the S&P 500 Index as the U.S. economy continued to show signs of improvement. Conversely, Information Technology related sectors in China lagged as result of growing global trade tensions and concerns over slowing growth.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Funds trade at a premium or discount can be found on the Funds’ website, www.oshares.com.

The Fund had an annualized daily volatility4 of 27.8% for the Reporting Period.

Fund Sector	As of June 30, 2019 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Consumer Discretionary	27.97%	19
Communication Services	34.88%	20
Information Technology	37.08%	33
Other*	0.07%
Totals	100.00%	72
*	Includes cash and any non-equity securities and net other assets (liabilities)

Portfolio Characteristics	As of June 30, 2019
Book Yield (B/P)[5]	33.80%
Earnings Yield (E/P)[6]	0.68%
Return on Equity (ROE)[7]	2.02%
Debt to Equity (D/E)[8]	38.37%
Dividend Yield (D/P)[9]	0.10%
Forward Earnings Yield (E/P)[10]	4.53%
30-day SEC Yield (subsidized)[11]	-0.23%
30-day SEC Yield (unsubsidized)[11]	-0.23%
Beta (104 week)[12]	N/A
Average Market Cap (millions)	$247,847
Median Market Cap (millions)	$14,097

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares Global Internet Giants ETF (OGIG)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from June 5, 2018 (Date of Inception) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2019

	1 Year	Since Inception
OGIG NAV Return	4.07%	0.15%
OGIG Market Price Return	3.69%	0.04%
Global Internet Giants Target Index	4.65%	0.70%
NASDAQ-100 Index[13]	10.16%	8.07%

Performance measured by NAV differs from the O’Shares Global Internet Giants Index primarily due to fund fees and expenses and taxes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Fund’s investment adviser, O’Shares Investment Advisers, LLC (“Adviser”) bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. As stated in the current prospectus, the current gross expense ratio is 0.48%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses and taxes, reduce Fund returns. One cannot invest directly in an index.

O’Shares FTSE Europe Quality Dividend ETF (OEUR) (Unaudited)

The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Europe Target Index”). The Europe Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.

On June 28, 2018 an identically named predecessor to the Fund that was a series of FQF Trust (the “OEUR Prior Fund”) was reorganized into the Fund via a tax-free reorganization. The OEUR Prior Fund had the same name, ticker symbol and underlying index as the Fund. The investment objectives of the OEUR Prior Fund and the Fund are identical and the investment strategies of the OEUR Prior Fund and the Fund are substantially the same. The returns presented for the Fund prior to June 28, 2018 reflect the performance of the OEUR Prior Fund. The Fund has adopted the historical performance of the OEUR Prior Fund.

From July 1, 2018 through June 30, 2019 (the “Reporting Period”), the Fund’s market return was 5.25% and its NAV return was 5.16%. The Europe Target Index returned 5.72% during the same Reporting Period. The Fund’s market price at June 30, 2019 was $24.22.3

The Fund posted positive performance in seven of the twelve months during the Reporting Period, with returns ranging from -5.77% to 6.07%. The best performing months for the Fund were June 2019 and January 2019, finishing up 6.07% and 5.87%, respectively. The worst performing months for the Fund were October 2018 and December 2018, finishing -5.77% and -4.53%, respectively.

On a U.S. dollar-denominated basis, eight of the ten sectors in the Fund delivered positive returns during the Reporting Period. Utilities and Health Care were among the stronger performing sectors in Europe. Utilities, an interest rate sensitive sector, benefited from declining interest rates during the Reporting Period. In addition, the Energy sector, typically considered to be non-cyclical, was among the weakest performers during the Reporting Period, as energy prices declined during the second half of 2018 and only partially recovered during the first half of 2019. Telecommunications and Consumer Services generally underperformed the market during the Reporting Period.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized daily volatility4 of 11.8% for the Period.

Fund Sector	As of June 30, 2019 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Basic Materials	6.85%	12
Energy	13.62%	10
Consumer Goods	13.63%	19
Consumer Services	6.89%	26
Financials	11.84%	30
Health Care	20.43%	11
Industrials	11.66%	43
Telecommunications	6.36%	14
Utilities	7.18%	22
Other*	1.54%
Totals	100.00%	187
*	Includes cash and any non-equity securities and net other assets (liabilities) and delisted securities.

Portfolio Characteristics	As of June 30, 2019
Book Yield (B/P)[5]	49.17%
Earnings Yield (E/P)[6]	5.80%
Return on Equity (ROE)[7]	11.77%
Debt to Equity (D/E)[8]	61.61%
Dividend Yield (D/P)[9]	4.15%
Forward Earnings Yield (E/P)[10]	7.12%
30-day SEC Yield (subsidized)[11]	3.89%
30-day SEC Yield (unsubsidized)[11]	3.89%
Beta (104 week)[12]	0.932
Average Market Cap (millions)	$71,723
Median Market Cap (millions)	$9,286

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Europe Quality Dividend ETF — (OEUR)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from August 19, 2015 (OEUR Prior Fund Date of Inception) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2019

	1 Year	3 Year	Since Inception
OEUR NAV Return	5.16%	4.90%	2.39%
OEUR Market Price Return	5.25%	4.51%	2.33%
Europe Target Index	5.72%	5.46%	2.84%

Performance measured by NAV differs from the Europe Target Index primarily due to fund fees and expenses and taxes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Fund’s investment adviser, O’Shares Investment Advisers, LLC (“Adviser”) bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. As stated in the current prospectus, the current gross expense ratio is 0.48%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses and taxes, reduce Fund returns. One cannot invest directly in an index.

On June 28, 2018, the OEUR Prior Fund was reorganized into the Fund. The returns presented for the Fund prior to June 28, 2018 reflect the performance of the OEUR Prior Fund.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:

1.	S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.
2.	MSCI ACWI ex USA Index — The MSCI All Country World Index Ex USA Index is comprised of large and mid-cap stocks from developed markets excluding the U.S. The index covers 85% of the global equity investment universe outside the U.S.
3.	A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer at 4:00 p.m. Eastern time on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV.
4.	Volatility is a statistical measure of the dispersion of returns for a given security or market index.
5.	Book Yield (Price/Book Ratio) is equivalent to a firm’s stock price divided by total assets minus intangible assets and liabilities.
6.	Earnings Yield (which is the inverse of the P/E ratio) shows the percentage of each dollar invested in the stock that was earned by the company.
7.	Return on Equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity. The formula for ROE is: ROE = Net Income/Shareholders’ Equity.
8.	Debt to Equity Ratio (D/E) is a debt ratio used to measure a company’s financial leverage, calculated by dividing a company’s total liabilities by its stockholders’ equity. The D/E ratio indicates how much debt a company is using to finance its assets relative to the amount of value represented in shareholders’ equity.
9.	Dividend Yield is a dividend expressed as a percentage of the current share price.
10.	Forward Earnings Yield is the quotient of earnings per share divided by the share price. It is the reciprocal of the P/E ratio.
11.	The 30-day SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and includes the effect of any fee waivers. Without waivers, yields would be reduced. The 30-day unsubsidized SEC yield does not reflect waivers in effect. A fund’s actual distribution rate will differ from the SEC yield and any income distributions from the fund may be higher or lower than the SEC yield.
12.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.
13.	NASDAQ-100 Index — The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

x

OSI ETF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Common Stocks – 99.7%
Aerospace & Defense – 4.7%
Boeing Co. (The)	25,364	$9,232,749
General Dynamics Corp.	15,423	2,804,210
Lockheed Martin Corp.	16,966	6,167,820
Raytheon Co.	11,931	2,074,562
United Technologies Corp.	23,185	3,018,687
		23,298,028
Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	5,627	426,864
Auto Components – 0.1%
Autoliv, Inc.	2,712	191,223
Gentex Corp.	9,312	229,168
		420,391
Beverages – 4.1%
Coca-Cola Co. (The)	158,036	8,047,193
Coca-Cola European Partners plc	7,829	442,338
Molson Coors Brewing Co., Class B	4,924	275,744
PepsiCo, Inc.	86,898	11,394,935
		20,160,210
Biotechnology – 1.8%
AbbVie, Inc.	54,194	3,940,988
Amgen, Inc.	28,048	5,168,685
		9,109,673
Capital Markets – 1.4%
Franklin Resources, Inc.	42,777	1,488,640
MSCI, Inc.	6,029	1,439,665
T. Rowe Price Group, Inc.	37,712	4,137,383
		7,065,688
Chemicals – 1.2%
Air Products & Chemicals, Inc.	7,491	1,695,738
International Flavors & Fragrances, Inc.	2,699	391,598
Linde plc	11,824	2,374,259
LyondellBasell Industries NV, Class A	16,005	1,378,510
		5,840,105
Commercial Services & Supplies – 0.6%
Republic Services, Inc.	6,959	602,928
Waste Management, Inc.	21,023	2,425,423
		3,028,351
Communications Equipment – 4.9%
Cisco Systems, Inc.	441,585	24,167,947
Containers & Packaging – 0.1%
Packaging Corp. of America	2,910	277,381
Diversified Consumer Services – 0.0%(a)
H&R Block, Inc.	6,350	186,055
Diversified Telecommunication Services – 4.2%
AT&T, Inc.	332,051	11,127,029
Verizon Communications, Inc.	172,734	9,868,293
		20,995,322

Investments	Number of Shares	Value
Electric Utilities – 4.5%
Alliant Energy Corp.	10,476	$514,162
American Electric Power Co., Inc.	23,101	2,033,119
Avangrid, Inc.	2,532	127,866
Duke Energy Corp.	35,316	3,116,284
Edison International	17,460	1,176,979
Entergy Corp.	8,808	906,607
Evergy, Inc.	13,677	822,671
Eversource Energy	13,095	992,077
Exelon Corp.	39,867	1,911,224
FirstEnergy Corp.	18,515	792,627
NextEra Energy, Inc.	18,624	3,815,313
Pinnacle West Capital Corp.	5,565	523,611
PPL Corp.	32,592	1,010,678
Southern Co. (The)	56,163	3,104,691
Xcel Energy, Inc.	24,735	1,471,485
		22,319,394
Electrical Equipment – 0.9%
Eaton Corp. plc	16,326	1,359,629
Emerson Electric Co.	31,851	2,125,099
Rockwell Automation, Inc.	5,159	845,199
		4,329,927
Electronic Equipment, Instruments & Components – 0.2%
TE Connectivity Ltd.	12,804	1,226,367
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	43,274	1,719,709
Entertainment – 1.4%
Walt Disney Co. (The)	48,529	6,776,590
Equity Real Estate Investment Trusts (REITs) – 5.4%
AvalonBay Communities, Inc.	13,865	2,817,091
Extra Space Storage, Inc.	14,259	1,512,880
Federal Realty Investment Trust	4,841	623,327
Host Hotels & Resorts, Inc.	55,823	1,017,095
Liberty Property Trust	12,222	611,589
Prologis, Inc.	64,311	5,151,311
Public Storage	33,124	7,889,143
Simon Property Group, Inc.	44,814	7,159,485
		26,781,921
Food & Staples Retailing – 2.3%
Sysco Corp.	20,103	1,421,684
Walgreens Boots Alliance, Inc.	41,955	2,293,680
Walmart, Inc.	70,422	7,780,927
		11,496,291
Food Products – 0.8%
Bunge Ltd.	4,365	243,174
Campbell Soup Co.	11,058	443,094
Conagra Brands, Inc.	14,841	393,583
Hershey Co. (The)	9,603	1,287,090
Hormel Foods Corp.	13,289	538,736
Ingredion, Inc.	2,742	226,188
JM Smucker Co. (The)	4,150	478,038

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Kellogg Co.	9,894	$530,022
		4,139,925
Health Care Equipment & Supplies – 0.9%
Medtronic plc	45,097	4,391,997
Health Care Providers & Services – 0.5%
Cardinal Health, Inc.	10,476	493,420
CVS Health Corp.	40,158	2,188,209
		2,681,629
Hotels, Restaurants & Leisure – 4.2%
Carnival Corp.	20,370	948,223
Darden Restaurants, Inc.	7,820	951,928
McDonald’s Corp.	40,904	8,494,125
Starbucks Corp.	113,243	9,493,161
Yum! Brands, Inc.	10,767	1,191,584
		21,079,021
Household Durables – 0.2%
Garmin Ltd.	6,693	534,101
Leggett & Platt, Inc.	6,703	257,194
		791,295
Household Products – 6.4%
Clorox Co. (The)	6,604	1,011,138
Colgate-Palmolive Co.	63,147	4,525,746
Kimberly-Clark Corp.	24,060	3,206,717
Procter & Gamble Co. (The)	212,139	23,261,041
		32,004,642
Industrial Conglomerates – 2.2%
3M Co.	34,629	6,002,591
Honeywell International, Inc.	26,974	4,709,391
		10,711,982
Insurance – 2.0%
Arthur J Gallagher & Co.	13,386	1,172,480
Fidelity National Financial, Inc.	27,063	1,090,639
Marsh & McLennan Cos., Inc.	77,406	7,721,248
		9,984,367
IT Services – 4.4%
Accenture plc, Class A	30,264	5,591,879
Amdocs Ltd.	10,185	632,387
Automatic Data Processing, Inc.	23,280	3,848,882
International Business Machines Corp.	67,671	9,331,831
Paychex, Inc.	30,264	2,490,425
		21,895,404
Leisure Products – 0.1%
Hasbro, Inc.	5,529	584,305
Machinery – 1.5%
Cummins, Inc.	9,894	1,695,238
Illinois Tool Works, Inc.	16,878	2,545,371
Ingersoll-Rand plc	8,730	1,105,829
PACCAR, Inc.	13,759	985,970
Parker-Hannifin Corp.	4,074	692,621

Investments	Number of Shares	Value
Snap-on, Inc.	2,113	$349,997
		7,375,026
Media – 0.3%
Interpublic Group of Cos., Inc. (The)	18,624	420,716
Omnicom Group, Inc.	11,058	906,203
		1,326,919
Metals & Mining – 0.0%(a)
Southern Copper Corp.	2,133	82,867
Multiline Retail – 0.4%
Target Corp.	21,573	1,868,438
Multi-Utilities – 2.5%
Ameren Corp.	11,678	877,135
CenterPoint Energy, Inc.	21,534	616,518
CMS Energy Corp.	11,594	671,408
Consolidated Edison, Inc.	23,507	2,061,094
Dominion Energy, Inc.	29,682	2,295,012
DTE Energy Co.	9,603	1,228,032
MDU Resources Group, Inc.	6,120	157,896
Public Service Enterprise Group, Inc.	23,824	1,401,328
Sempra Energy	12,513	1,719,787
WEC Energy Group, Inc.	14,841	1,237,294
		12,265,504
Oil, Gas & Consumable Fuels – 8.4%
Chevron Corp.	118,504	14,746,638
Exxon Mobil Corp.	308,164	23,614,608
Occidental Petroleum Corp.	41,919	2,107,687
Phillips 66	15,132	1,415,447
		41,884,380
Pharmaceuticals – 11.5%
Bristol-Myers Squibb Co.	84,681	3,840,284
Eli Lilly & Co.	41,904	4,642,544
Johnson & Johnson	173,457	24,159,091
Merck & Co., Inc.	139,098	11,663,367
Pfizer, Inc.	300,312	13,009,516
		57,314,802
Road & Rail – 0.9%
Union Pacific Corp.	25,608	4,330,569
Semiconductors & Semiconductor Equipment – 5.9%
Intel Corp.	327,913	15,697,195
KLA-Tencor Corp.	8,148	963,094
Maxim Integrated Products, Inc.	18,652	1,115,763
Texas Instruments, Inc.	87,681	10,062,271
Xilinx, Inc.	12,968	1,529,187
		29,367,510
Specialty Retail – 4.3%
Home Depot, Inc. (The)	75,951	15,795,529
Lowe’s Cos., Inc.	26,353	2,659,281
TJX Cos., Inc. (The)	52,679	2,785,666
		21,240,476

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Textiles, Apparel & Luxury Goods – 0.2%
Kontoor Brands, Inc.*	1,825	$51,137
VF Corp.	12,804	1,118,429
		1,169,566
Tobacco – 3.5%
Altria Group, Inc.	142,412	6,743,208
Philip Morris International, Inc.	133,022	10,446,218
		17,189,426
Trading Companies & Distributors – 0.2%
Fastenal Co.	31,428	1,024,239
Water Utilities – 0.2%
American Water Works Co., Inc.	6,402	742,632
Total Common Stocks (Cost $469,127,857)		495,073,135

Investments	Value
Total Investments — 99.7% (Cost $469,127,857)	$495,073,135
Other Assets Less Liabilities — 0.3%	1,501,162
Net Assets — 100.0%	$496,574,297
*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,612,630
Aggregate gross unrealized depreciation	(20,683,067)
Net unrealized appreciation	$25,929,563
Federal income tax cost of investments (including derivative contracts, if any)	$469,143,572

See accompanying notes to the financial statements.

OSI ETF Trust
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 0.5%
BWX Technologies, Inc.	6,981	$363,710
National Presto Industries, Inc.	1,725	160,925
		524,635
Air Freight & Logistics – 0.2%
Forward Air Corp.	3,607	213,354
Airlines – 0.1%
Copa Holdings SA, Class A	890	86,837
Auto Components – 0.9%
Dana, Inc.	9,677	192,960
Delphi Technologies plc	5,720	114,400
LCI Industries	6,198	557,820
Tenneco, Inc., Class A	3,701	41,044
		906,224
Automobiles – 0.6%
Thor Industries, Inc.	10,291	601,509
Banks – 0.7%
BankUnited, Inc.	8,054	271,742
PacWest Bancorp	9,363	363,565
		635,307
Building Products – 3.3%
AO Smith Corp.	23,087	1,088,783
Lennox International, Inc.	3,469	953,975
Owens Corning	8,698	506,223
Simpson Manufacturing Co., Inc.	6,393	424,879
Universal Forest Products, Inc.	6,079	231,367
		3,205,227
Capital Markets – 13.8%
Artisan Partners Asset Management, Inc., Class A	25,334	697,192
BGC Partners, Inc., Class A	62,996	329,469
BrightSphere Investment Group plc	36,220	413,270
Cohen & Steers, Inc.	12,680	652,259
Eaton Vance Corp.	50,630	2,183,672
Evercore, Inc., Class A	13,376	1,184,712
FactSet Research Systems, Inc.	2,301	659,375
Federated Investors, Inc., Class B	54,141	1,759,582
Lazard Ltd., Class A	54,167	1,862,803
LPL Financial Holdings, Inc.	8,968	731,520
MarketAxess Holdings, Inc.	4,745	1,525,138
Moelis & Co., Class A	23,470	820,277
Morningstar, Inc.	1,191	172,266
Waddell & Reed Financial, Inc., Class A	29,312	488,631
		13,480,166
Chemicals – 4.3%
Cabot Corp.	10,458	498,951
Innospec, Inc.	2,601	237,315

Investments	Number of Shares	Value
Orion Engineered Carbons SA	2,521	$53,975
Quaker Chemical Corp.	1,274	258,469
RPM International, Inc.	14,509	886,645
Scotts Miracle-Gro Co. (The)	8,673	854,291
Sensient Technologies Corp.	5,322	391,061
Stepan Co.	1,953	179,500
Tredegar Corp.	3,253	54,065
Trinseo SA	3,307	140,018
WR Grace & Co.	8,611	655,383
		4,209,673
Commercial Services & Supplies – 2.3%
Brady Corp., Class A	10,706	528,020
Deluxe Corp.	9,203	374,194
Herman Miller, Inc.	6,867	306,955
HNI Corp.	2,735	96,764
Interface, Inc.	3,497	53,609
KAR Auction Services, Inc.	12,614	315,350
Knoll, Inc.	5,058	116,233
McGrath RentCorp	3,473	215,847
Steelcase, Inc., Class A	15,604	266,828
		2,273,800
Communications Equipment – 0.9%
InterDigital, Inc.	14,288	920,147
Construction & Engineering – 0.3%
Granite Construction, Inc.	4,134	199,176
Primoris Services Corp.	3,285	68,755
		267,931
Consumer Finance – 0.5%
FirstCash, Inc.	4,715	471,594
Containers & Packaging – 0.6%
AptarGroup, Inc.	4,134	514,022
Greif, Inc., Class A	3,090	100,579
		614,601
Distributors – 1.1%
IAA, Inc.*	12,614	489,171
Pool Corp.	3,205	612,155
		1,101,326
Diversified Consumer Services – 0.2%
Strategic Education, Inc.	1,171	208,438
Diversified Telecommunication Services – 0.6%
ATN International, Inc.	1,313	75,799
Cogent Communications Holdings, Inc.	8,124	482,241
		558,040
Electric Utilities – 4.1%
ALLETE, Inc.	3,412	283,912
El Paso Electric Co.	3,459	226,219
Hawaiian Electric Industries, Inc.	6,792	295,792
IDACORP, Inc.	3,430	344,475

See accompanying notes to the financial statements.

OSI ETF Trust
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
MGE Energy, Inc.	2,113	$154,418
OGE Energy Corp.	44,505	1,894,133
Otter Tail Corp.	5,039	266,110
PNM Resources, Inc.	4,416	224,818
Portland General Electric Co.	6,502	352,213
		4,042,090
Electrical Equipment – 1.1%
Hubbell, Inc.	8,167	1,064,977
Electronic Equipment, Instruments & Components – 3.6%
AVX Corp.	14,471	240,219
Badger Meter, Inc.	3,409	203,483
Benchmark Electronics, Inc.	5,578	140,119
Dolby Laboratories, Inc., Class A	5,531	357,303
FLIR Systems, Inc.	15,151	819,669
MTS Systems Corp.	1,840	107,695
National Instruments Corp.	30,651	1,287,036
Vishay Intertechnology, Inc.	22,214	366,975
		3,522,499
Energy Equipment & Services – 0.2%
Frank’s International NV*	19,350	105,651
RPC, Inc.	16,240	117,091
		222,742
Entertainment – 0.4%
Cinemark Holdings, Inc.	9,564	345,261
Food & Staples Retailing – 0.2%
PriceSmart, Inc.	1,100	56,232
Weis Markets, Inc.	2,667	97,106
		153,338
Food Products – 2.2%
Calavo Growers, Inc.	958	92,677
Flowers Foods, Inc.	25,791	600,157
Fresh Del Monte Produce, Inc.	3,090	83,275
J&J Snack Foods Corp.	2,133	343,306
Lancaster Colony Corp.	3,559	528,867
Sanderson Farms, Inc.	2,642	360,792
Tootsie Roll Industries, Inc.	2,484	91,734
		2,100,808
Gas Utilities – 2.0%
National Fuel Gas Co.	5,821	307,058
New Jersey Resources Corp.	5,470	272,242
Northwest Natural Holding Co.	2,056	142,892
ONE Gas, Inc.	2,534	228,820
South Jersey Industries, Inc.	4,905	165,445
Southwest Gas Holdings, Inc.	2,095	187,754
Spire, Inc.	2,277	191,086
UGI Corp.	8,944	477,699
		1,972,996

Investments	Number of Shares	Value
Health Care Equipment & Supplies – 0.3%
Meridian Bioscience, Inc.	26,973	$320,439
Health Care Providers & Services – 1.3%
Patterson Cos., Inc.	53,585	1,227,097
Hotels, Restaurants & Leisure – 5.6%
Bloomin’ Brands, Inc.	8,947	169,188
Brinker International, Inc.	11,726	461,418
Cheesecake Factory, Inc. (The)	10,580	462,558
Choice Hotels International, Inc.	2,503	217,786
Cracker Barrel Old Country Store, Inc.	7,232	1,234,719
Dunkin’ Brands Group, Inc.	8,219	654,726
Extended Stay America, Inc.	14,715	248,536
International Speedway Corp., Class A	1,953	87,670
Jack in the Box, Inc.	4,373	355,919
Papa John’s International, Inc.	3,495	156,296
Six Flags Entertainment Corp.	15,866	788,223
Texas Roadhouse, Inc.	11,517	618,117
		5,455,156
Household Durables – 0.8%
Ethan Allen Interiors, Inc.	6,573	138,427
La-Z-Boy, Inc.	6,319	193,741
MDC Holdings, Inc.	4,076	133,611
Tupperware Brands Corp.	17,063	324,709
		790,488
Household Products – 0.3%
Energizer Holdings, Inc.	4,835	186,824
WD-40 Co.	872	138,683
		325,507
Industrial Conglomerates – 0.1%
Raven Industries, Inc.	3,236	116,108
Insurance – 3.1%
Assured Guaranty Ltd.	18,544	780,332
Employers Holdings, Inc.	2,383	100,729
First American Financial Corp.	18,110	972,507
Mercury General Corp.	4,054	253,375
ProAssurance Corp.	5,941	214,529
RLI Corp.	5,028	430,950
Safety Insurance Group, Inc.	2,766	263,130
		3,015,552
IT Services – 7.2%
Booz Allen Hamilton Holding Corp.	11,766	779,027
Jack Henry & Associates, Inc.	8,960	1,199,923
KBR, Inc.	11,028	275,038
Leidos Holdings, Inc.	44,583	3,559,953
ManTech International Corp., Class A	4,463	293,889
NIC, Inc.	30,226	484,825
Sabre Corp.	20,345	451,659
		7,044,314

See accompanying notes to the financial statements.

OSI ETF Trust
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Leisure Products – 0.5%
Brunswick Corp.	7,908	$362,898
Sturm Ruger & Co., Inc.	2,898	157,883
		520,781
Life Sciences Tools & Services – 0.5%
Luminex Corp.	21,658	447,021
Machinery – 8.7%
Allison Transmission Holdings, Inc.	14,999	695,204
Astec Industries, Inc.	1,530	49,817
Briggs & Stratton Corp.	3,872	39,649
Crane Co.	5,267	439,478
Donaldson Co., Inc.	20,980	1,067,043
Graco, Inc.	29,152	1,462,847
Hillenbrand, Inc.	7,209	285,260
IDEX Corp.	7,497	1,290,533
ITT, Inc.	7,868	515,197
Kennametal, Inc.	8,441	312,233
Lincoln Electric Holdings, Inc.	5,340	439,589
Lindsay Corp.	702	57,711
Mueller Industries, Inc.	9,360	273,967
Toro Co. (The)	23,894	1,598,509
		8,527,037
Media – 1.2%
Gannett Co., Inc.	13,610	111,058
John Wiley & Sons, Inc., Class A	10,629	487,446
New Media Investment Group, Inc.	6,360	60,038
Scholastic Corp.	4,770	158,555
TEGNA, Inc.	25,596	387,779
		1,204,876
Metals & Mining – 2.0%
Compass Minerals International, Inc.	5,874	322,776
Kaiser Aluminum Corp.	3,539	345,442
Nexa Resources SA	7,497	71,896
Reliance Steel & Aluminum Co.	9,633	911,475
Schnitzer Steel Industries, Inc., Class A	4,725	123,653
Worthington Industries, Inc.	4,512	181,653
		1,956,895
Multiline Retail – 0.2%
Big Lots, Inc.	7,274	208,109
Multi-Utilities – 0.8%
Avista Corp.	3,503	156,234
Black Hills Corp.	3,723	291,027
NorthWestern Corp.	4,350	313,852
		761,113
Oil, Gas & Consumable Fuels – 1.2%
CVR Energy, Inc.	3,659	182,913
PBF Energy, Inc., Class A	28,657	896,964

Investments	Number of Shares	Value
Ship Finance International Ltd.	6,672	$83,467
		1,163,344
Paper & Forest Products – 1.6%
Boise Cascade Co.	3,917	110,107
Domtar Corp.	15,458	688,345
Louisiana-Pacific Corp.	21,949	575,503
Neenah, Inc.	1,217	82,208
Schweitzer-Mauduit International, Inc.	2,717	90,150
		1,546,313
Personal Products – 0.4%
Inter Parfums, Inc.	1,242	82,581
Medifast, Inc.	621	79,674
Nu Skin Enterprises, Inc., Class A	4,364	215,232
		377,487
Professional Services – 0.7%
Exponent, Inc.	7,220	422,659
Forrester Research, Inc.	6,179	290,598
		713,257
Road & Rail – 0.4%
Ryder System, Inc.	3,520	205,216
Werner Enterprises, Inc.	4,654	144,646
		349,862
Semiconductors & Semiconductor Equipment – 8.5%
Brooks Automation, Inc.	13,746	532,658
Cabot Microelectronics Corp.	12,892	1,419,151
Cypress Semiconductor Corp.	99,566	2,214,348
MKS Instruments, Inc.	14,407	1,122,161
Power Integrations, Inc.	4,956	397,372
Teradyne, Inc.	49,393	2,366,419
Xperi Corp.	12,544	258,281
		8,310,390
Software – 1.7%
j2 Global, Inc.	11,729	1,042,591
Progress Software Corp.	13,803	602,087
		1,644,678
Specialty Retail – 3.4%
Abercrombie & Fitch Co., Class A	3,512	56,332
American Eagle Outfitters, Inc.	24,348	411,481
Bed Bath & Beyond, Inc.	16,420	190,800
Buckle, Inc. (The)	7,655	132,508
Chico’s FAS, Inc.	19,643	66,197
Children’s Place, Inc. (The)	2,271	216,608
Designer Brands, Inc., Class A	14,111	270,508
Dick’s Sporting Goods, Inc.	14,024	485,651
GameStop Corp., Class A	17,523	95,851
Guess?, Inc.	7,333	118,428
Signet Jewelers Ltd.	7,329	131,043

See accompanying notes to the financial statements.

OSI ETF Trust
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Williams-Sonoma, Inc.	17,655	$1,147,575
		3,322,982
Textiles, Apparel & Luxury Goods – 1.1%
Carter’s, Inc.	5,839	569,536
Columbia Sportswear Co.	2,166	216,947
Oxford Industries, Inc.	1,876	142,201
Steven Madden Ltd.	4,796	162,824
		1,091,508
Thrifts & Mortgage Finance – 0.4%
Capitol Federal Financial, Inc.	8,888	122,388
Oritani Financial Corp.	2,948	52,297
Walker & Dunlop, Inc.	3,109	165,430
		340,115
Tobacco – 0.2%
Vector Group Ltd.	15,346	149,624
Trading Companies & Distributors – 2.0%
MSC Industrial Direct Co., Inc., Class A	7,867	584,203
Watsco, Inc.	8,124	1,328,518
		1,912,721
Transportation Infrastructure – 0.3%
Macquarie Infrastructure Corp.	6,060	245,673
Water Utilities – 0.7%
American States Water Co.	2,312	173,955
Aqua America, Inc.	9,167	379,239
California Water Service Group	2,467	124,904
SJW Group	748	45,456
		723,554
Total Common Stocks (Cost $100,012,202)		97,515,521

Investments	Number of Rights	Value
Rights – 0.0%
Chemicals – 0.0%
A Schulman, Inc., CVR*‡(a) (Cost $—)	5,220	$—
Total Investments — 99.9% (Cost $100,012,202)		97,515,521
Other Assets Less Liabilities — 0.1%		54,403
Net Assets — 100.0%		$97,569,924
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(a)	Security fair valued as of June 30, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2019 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

Abbreviations
CVR	Contingent Value Rights

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,287,742
Aggregate gross unrealized depreciation	(10,685,017)
Net unrealized depreciation	$(2,397,275)
Federal income tax cost of investments (including derivative contracts, if any)	$99,912,796

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares Global Internet Giants ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Common Stocks – 100.0%
Entertainment – 8.1%
Alibaba Pictures Group Ltd.*	2,760,000	$593,510
Bilibili, Inc., ADR*	43,829	713,098
NetEase, Inc., ADR	1,658	424,067
Netflix, Inc.*	3,467	1,273,498
Spotify Technology SA*	3,385	494,955
Zynga, Inc., Class A*	77,423	474,603
		3,973,731
Interactive Media & Services – 26.8%
58.com, Inc., ADR*	4,819	299,597
Alphabet, Inc., Class A*	2,640	2,858,592
Autohome, Inc., ADR*	4,414	377,927
Baidu, Inc., ADR*	3,137	368,158
Cargurus, Inc.*	13,348	481,996
Facebook, Inc., Class A*	14,496	2,797,728
IAC/InterActiveCorp*	1,004	218,400
Match Group, Inc.	3,762	253,070
Momo, Inc., ADR	12,611	451,474
Snap, Inc., Class A*	41,485	593,235
Tencent Holdings Ltd.	67,500	3,046,464
Twitter, Inc.*	7,303	254,875
Weibo Corp., ADR*	10,154	442,207
Zillow Group, Inc., Class C*	13,397	621,487
		13,065,210
Internet & Direct Marketing Retail – 28.0%
Alibaba Group Holding Ltd., ADR*	17,966	3,044,339
Amazon.com, Inc.*	1,540	2,916,190
Booking Holdings, Inc.*	136	254,961
Ctrip.com International Ltd., ADR*	9,900	365,409
eBay, Inc.	2,454	96,933
Etsy, Inc.*	6,772	415,598
Expedia Group, Inc.	1,283	170,678
Farfetch Ltd., Class A*	27,030	562,224
GrubHub, Inc.*	7,168	559,032
JD.com, Inc., ADR*	16,142	488,941
Just Eat plc*	74,371	591,575
Meituan Dianping, Class B*	110,900	972,371
MercadoLibre, Inc.*	1,265	773,889
Ocado Group plc*	14,874	220,915
Pinduoduo, Inc., ADR*	36,913	761,515
Rakuten, Inc.	18,600	220,976
Wayfair, Inc., Class A*	3,587	523,702
Zalando SE*	7,896	350,866
ZOZO, Inc.	20,200	378,539
		13,668,653

Investments	Number of Shares	Value
IT Services – 5.8%
GoDaddy, Inc., Class A*	2,623	$184,003
MongoDB, Inc.*	3,877	589,653
Okta, Inc.*	4,887	603,593
Shopify, Inc., Class A*	2,508	755,385
Twilio, Inc., Class A*	5,093	694,431
		2,827,065
Software – 31.3%
2U, Inc.*	14,656	551,652
Adobe, Inc.*	3,134	923,433
Anaplan, Inc.*	11,702	590,600
Atlassian Corp. plc, Class A*	4,931	645,172
Coupa Software, Inc.*	4,106	519,861
DocuSign, Inc.*	9,691	481,740
Dropbox, Inc., Class A*	10,581	265,054
Elastic NV*	8,123	606,463
Fortinet, Inc.*	3,056	234,793
HubSpot, Inc.*	2,488	424,254
Intuit, Inc.	895	233,890
Microsoft Corp.	14,966	2,004,845
New Relic, Inc.*	4,663	403,396
Nutanix, Inc., Class A*	19,083	495,013
Palo Alto Networks, Inc.*	1,698	345,985
Proofpoint, Inc.*	3,193	383,958
Red Hat, Inc.*	1,696	318,441
RingCentral, Inc., Class A*	3,808	437,615
salesforce.com, Inc.*	5,706	865,771
ServiceNow, Inc.*	2,853	783,348
Splunk, Inc.*	4,557	573,043
Tableau Software, Inc., Class A*	2,030	337,021
Temenos AG (Registered)*	1,298	232,508
Trade Desk, Inc. (The), Class A*	2,250	512,505
VMware, Inc., Class A	1,598	267,202
Workday, Inc., Class A*	3,383	695,477
Zendesk, Inc.*	6,362	566,409
Zscaler, Inc.*	7,663	587,292
		15,286,741
Total Common Stocks (Cost $48,007,756)		48,821,400
Total Investments — 100.0% (Cost $48,007,756)		48,821,400
Other Assets Less Liabilities — 0.0%(a)		13,056
Net Assets — 100.0%		$48,834,456
*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.

Abbreviations
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares Global Internet Giants ETF
Schedule of Investments
June 30, 2019

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,173,560
Aggregate gross unrealized depreciation	(4,368,551)
Net unrealized appreciation	$805,009
Federal income tax cost of investments (including derivative contracts, if any)	$48,016,391

O’Shares Global Internet Giants ETF invested, as a percentage of net assets, in the following countries as of June 30, 2019:

Argentina	1.6%
Canada	1.6%
China	24.1%
Germany	0.7%
Hong Kong	1.2%
Japan	1.2%
Switzerland	0.5%
United Kingdom	2.8%
United States	66.3%
Other(1)	0.0	%(a)
	100.0%
(1)	Includes cash and any non-equity securities and net other assets (liabilities).
(a)	Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Common Stocks – 98.6%
Aerospace & Defense – 0.6%
BAE Systems plc	25,358	$159,881
Air Freight & Logistics – 1.0%
Deutsche Post AG (Registered)	6,984	229,853
Royal Mail plc	10,416	28,090
		257,943
Auto Components – 1.1%
Cie Generale des Etablissements Michelin SCA	1,563	198,553
Continental AG	525	76,659
Nokian Renkaat OYJ	525	16,417
		291,629
Beverages – 1.2%
Anheuser-Busch InBev SA/NV	3,418	302,986
Building Products – 0.8%
Cie de Saint-Gobain	2,688	104,919
Geberit AG (Registered)	221	103,360
		208,279
Capital Markets – 1.6%
3i Group plc	16,557	234,638
Ashmore Group plc	3,456	22,410
Partners Group Holding AG	205	161,267
		418,315
Chemicals – 4.8%
Air Liquide SA	2,245	314,590
BASF SE	7,715	561,591
EMS-Chemie Holding AG (Registered)	42	27,289
FUCHS PETROLUB SE	168	5,998
FUCHS PETROLUB SE (Preference)	165	6,498
Givaudan SA (Registered)	53	149,813
Johnson Matthey plc	915	38,767
Koninklijke DSM NV	693	85,785
Solvay SA	230	23,861
		1,214,192
Commercial Services & Supplies – 0.3%
Babcock International Group plc	1,456	8,491
ISS A/S	945	28,563
Securitas AB, Class B	935	16,416
Societe BIC SA	315	24,052
		77,522
Construction & Engineering – 1.5%
Bouygues SA	819	30,377
Ferrovial SA	2,835	72,674
HOCHTIEF AG	95	11,587
Skanska AB, Class B	2,149	38,842
Vinci SA	2,143	219,787
		373,267
Construction Materials – 0.2%
HeidelbergCement AG	515	41,734

Investments	Number of Shares	Value
Containers & Packaging – 0.1%
Huhtamaki OYJ	301	$12,395
RPC Group plc	2,310	23,302
		35,697
Distributors – 0.1%
Inchcape plc	2,999	23,512
Diversified Financial Services – 1.8%
Corp. Financiera Alba SA	149	7,822
Industrivarden AB, Class A	3,150	71,907
Industrivarden AB, Class C	2,604	57,759
Investor AB, Class A	1,197	57,514
Investor AB, Class B	4,171	200,544
Kinnevik AB, Class B	1,499	39,017
Sofina SA	115	21,949
		456,512
Diversified Telecommunication Services – 4.7%
BT Group plc	47,145	117,879
Deutsche Telekom AG (Registered)	13,894	240,692
Elisa OYJ	1,134	55,414
Koninklijke KPN NV	13,377	41,131
Orange SA	7,644	120,695
Proximus SADP	1,407	41,531
Swisscom AG (Registered)	231	116,116
Telefonica Deutschland Holding AG	5,775	16,158
Telefonica SA	26,277	216,083
Telekom Austria AG*	525	3,970
Telenor ASA	5,901	125,342
Telia Co. AB	21,714	96,515
		1,191,526
Electric Utilities – 3.6%
EDP – Energias de Portugal SA	13,797	52,510
Endesa SA	3,405	87,673
Enel SpA	56,795	397,124
Fortum OYJ	2,121	46,943
Orsted A/S	483	41,830
Red Electrica Corp. SA	3,465	72,270
SSE plc	9,723	138,841
Terna Rete Elettrica Nazionale SpA	12,747	81,291
		918,482
Electrical Equipment – 2.0%
ABB Ltd. (Registered)	11,264	226,320
Schneider Electric SE	3,092	280,849
Signify NV	431	12,761
		519,930
Equity Real Estate Investment Trusts (REITs) – 3.6%
British Land Co. plc (The)	8,169	55,976
Covivio	389	40,777
Gecina SA	1,308	196,025
Hammerson plc	6,405	22,588
Klepierre SA	2,877	96,586
Merlin Properties Socimi SA	2,646	36,762

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Segro plc	19,320	$179,546
Unibail-Rodamco-Westfield	1,885	282,820
		911,080
Food & Staples Retailing – 1.1%
Colruyt SA	336	19,514
ICA Gruppen AB	378	16,264
Jeronimo Martins SGPS SA	1,449	23,374
Kesko OYJ, Class B	367	20,446
Koninklijke Ahold Delhaize NV	8,858	199,510
		279,108
Food Products – 5.9%
Associated British Foods plc	1,286	40,312
Mowi ASA	2,982	69,758
Nestle SA (Registered)	12,349	1,279,989
Orkla ASA	10,878	96,557
Tate & Lyle plc	2,583	24,274
		1,510,890
Gas Utilities – 0.4%
Italgas SpA	2,769	18,630
Naturgy Energy Group SA	1,806	49,833
Rubis SCA	420	23,685
		92,148
Health Care Equipment & Supplies – 1.3%
Alcon, Inc.*	2,729	168,722
Coloplast A/S, Class B	672	76,059
Smith & Nephew plc	4,431	96,151
		340,932
Hotels, Restaurants & Leisure – 1.8%
Carnival plc	1,092	48,351
Compass Group plc	10,901	261,797
GVC Holdings plc	2,226	18,466
Sodexo SA	364	42,613
TUI AG	2,824	27,761
Whitbread plc	790	46,541
		445,529
Household Durables – 0.2%
Electrolux AB, Series B	735	18,799
Persimmon plc	1,588	40,360
		59,159
Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	1,008	30,569
Industrial Conglomerates – 0.2%
Investment AB Latour, Class B	1,008	14,873
Smiths Group plc	2,237	44,556
		59,429
Insurance – 2.2%
Admiral Group plc	4,053	113,894
Direct Line Insurance Group plc	20,538	86,728
Gjensidige Forsikring ASA	1,323	26,659

Investments	Number of Shares	Value
Sampo OYJ, Class A	6,077	$287,200
Tryg A/S	1,386	45,129
		559,610
Machinery – 2.7%
Atlas Copco AB, Class A	4,809	153,835
Atlas Copco AB, Class B	2,961	85,018
GEA Group AG	814	23,175
IMI plc	1,334	17,623
Kone OYJ, Class B	3,276	193,624
OC Oerlikon Corp. AG (Registered)	767	9,377
Sandvik AB	3,885	71,434
Schindler Holding AG	165	36,774
Schindler Holding AG (Registered)	95	20,773
SKF AB, Class B	1,407	25,893
Trelleborg AB, Class B	798	11,340
Wartsila OYJ Abp	1,428	20,742
Zardoya Otis SA	1,887	14,355
		683,963
Marine – 0.3%
Kuehne + Nagel International AG (Registered)	567	84,265
Media – 0.9%
Axel Springer SE	93	6,561
Informa plc	5,796	61,594
ITV plc	18,407	25,301
ProSiebenSat.1 Media SE	1,218	19,162
Publicis Groupe SA	903	47,746
RTL Group SA	399	20,465
WPP plc	4,746	59,811
		240,640
Metals & Mining – 1.7%
Rio Tinto plc	6,872	426,848
Multiline Retail – 0.2%
Marks & Spencer Group plc	7,938	21,286
Next plc	570	40,088
		61,374
Multi-Utilities – 2.6%
A2A SpA	10,419	18,106
Centrica plc	47,470	53,032
Engie SA	10,481	159,223
Innogy SE	378	17,951
National Grid plc	32,392	344,561
Veolia Environnement SA	2,373	57,885
		650,758
Oil, Gas & Consumable Fuels – 13.8%
BP plc	125,247	874,479
Enagas SA	1,533	40,973
Eni SpA	16,201	269,476
Equinor ASA	3,643	71,975
Galp Energia SGPS SA	1,722	26,523
Polski Koncern Naftowy ORLEN SA	1,533	36,989

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Polskie Gornictwo Naftowe i Gazownictwo SA	6,384	$9,090
Royal Dutch Shell plc, Class A	22,114	724,017
Royal Dutch Shell plc, Class B	17,436	572,744
Snam SpA	9,324	46,412
TOTAL SA	14,982	840,706
		3,513,384
Paper & Forest Products – 0.4%
Mondi plc	1,953	44,492
UPM-Kymmene OYJ	2,268	60,360
		104,852
Personal Products – 4.3%
L’Oreal SA	1,316	375,415
Unilever NV, CVA	5,927	361,512
Unilever plc	5,958	371,137
		1,108,064
Pharmaceuticals – 19.1%
Bayer AG (Registered)	3,336	231,513
GlaxoSmithKline plc	41,379	830,286
Novartis AG (Registered)	13,648	1,248,617
Novo Nordisk A/S, Class B	7,971	406,820
Orion OYJ, Class B	372	13,654
Roche Holding AG	4,365	1,229,587
Roche Holding AG – BR	189	53,036
Sanofi	9,886	854,608
		4,868,121
Professional Services – 2.5%
Adecco Group AG (Registered)	819	49,275
Bureau Veritas SA	1,134	28,049
DKSH Holding AG	105	6,160
Experian plc	4,074	123,610
Randstad NV	343	18,866
RELX plc	12,870	312,769
SGS SA (Registered)	38	96,929
		635,658
Real Estate Management & Development – 2.6%
Aroundtown SA	14,616	120,607
Deutsche Wohnen SE	2,668	98,047
LEG Immobilien AG	903	102,011
PSP Swiss Property AG (Registered)	242	28,320
Swiss Prime Site AG (Registered)*	441	38,559
Vonovia SE	5,681	271,720
		659,264
Specialty Retail – 1.6%
Fielmann AG	234	17,001
Hennes & Mauritz AB, Class B	8,075	143,916
Industria de Diseno Textil SA	6,205	186,902
Kingfisher plc	17,094	46,753
		394,572

Investments	Number of Shares	Value
Textiles, Apparel & Luxury Goods – 0.1%
HUGO BOSS AG	241	$16,055
Puma SE	320	21,373
		37,428
Tobacco – 0.6%
Imperial Brands plc	4,578	107,602
Swedish Match AB	798	33,715
		141,317
Trading Companies & Distributors – 0.1%
Travis Perkins plc	1,168	18,946
Transportation Infrastructure – 0.8%
Abertis Infraestructuras SA*(a)	5,576	41,084
Aena SME SA	378	75,030
Atlantia SpA	2,919	76,157
		192,271
Water Utilities – 0.4%
Pennon Group plc	1,932	18,264
Severn Trent plc	1,040	27,108
United Utilities Group plc	5,166	51,467
		96,839
Wireless Telecommunication Services – 1.7%
Tele2 AB, Class B	1,533	22,388
Vodafone Group plc	247,835	407,901
		430,289
Total Common Stocks (Cost $26,079,169)		25,128,714
Total Investments — 98.6% (Cost $26,079,169)		25,128,714
Other Assets Less Liabilities — 1.4%		369,018
Net Assets — 100.0%		$25,497,732
*	Non-income producing security.
(a)	Security fair valued as of June 30, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2019 amounted to $41,084, which represents approximately 0.16% of net assets of the Fund.

Abbreviations
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital

See accompanying notes to the financial statements.

OSI ETF Trust
O'Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2019

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,694,661
Aggregate gross unrealized depreciation	(2,699,650)
Net unrealized depreciation	$(1,004,989)
Federal income tax cost of investments (including derivative contracts, if any)	$26,133,703

O’Shares FTSE Europe Quality Dividend ETF invested, as a percentage of net assets, in the following countries as of June 30, 2019:

Australia	1.7%
Austria	0.0	%(a)
Belgium	1.6%
Denmark	2.4%
Finland	2.9%
France	17.0%
Germany	8.6%
Italy	3.6%
Luxembourg	0.1%
Netherlands	6.5%
Norway	1.5%
Poland	0.2%
Portugal	0.4%
Spain	3.5%
Sweden	4.6%
Switzerland	20.1%
United Kingdom	23.7%
United States	0.2%
Other(1)	1.4%
	100.0%
(a)	Represents less than 0.05% of net assets.
(1)	Includes cash and any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

OSI ETF Trust

Statements of Assets and Liabilities
June 30, 2019

	O’Shares FTSE U.S. Quality Dividend ETF	O’Shares FTSE Russell Small Cap Quality Dividend ETF	O’Shares Global Internet Giants ETF	O’Shares FTSE Europe Quality Dividend ETF
ASSETS
Investments in securities, at value(1)	$495,073,135	$97,515,521	$48,821,400	$25,128,714
Cash	2,325,818	245,655	32,068	103,521
Segregated cash balances with Authorized Participant for deposit securities	—	—	1,357,081	—
Receivables:
Securities sold	201,247	—	14,980	140,974
Dividends	635,564	72,589	—	68,527
Foreign tax reclaims	—	—	237	244,167
Total Assets	498,235,764	97,833,765	50,225,766	25,685,903
LIABILITIES
Cash denominated in foreign currency(2)	—	—	—	9,333
Due to Authorized Participant	—	—	14,980	—
Collateral upon return of deposit securities	—	—	1,357,081	—
Payables:
Securities purchased	707,175	—	—	532
Income distributions	763,628	227,147	—	165,859
Investment management fees	190,664	36,694	19,249	9,947
Accrued expenses and other liabilities	—	—	—	2,500
Total Liabilities	1,661,467	263,841	1,391,310	188,171
Net Assets	$496,574,297	$97,569,924	$48,834,456	$25,497,732
NET ASSETS CONSIST OF:
Paid-in capital	$476,678,204	$102,821,200	$51,022,964	$28,119,796
Distributable earnings (loss) (Note 2)	19,896,093	(5,251,276)	(2,188,508)	(2,622,064)
Net Assets	$496,574,297	$97,569,924	$48,834,456	$25,497,732
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	14,550,000	3,554,000	1,950,000	1,050,000
Net Asset Value	$34.13	$27.45	$25.04	$24.28
(1) Investments in securities, at cost	$469,127,857	$100,012,202	$48,007,756	$26,079,169
(2) Cost of foreign cash	$—	$—	$—	$(9,324)

See accompanying notes to the financial statements.

OSI ETF Trust

Statements of Operations
For the Year Ended June 30, 2019

	O’Shares FTSE U.S. Quality Dividend ETF	O’Shares FTSE Russell Small Cap Quality Dividend ETF	O’Shares Global Internet Giants ETF	O’Shares FTSE Europe Quality Dividend ETF
INVESTMENT INCOME
Dividend income	$14,309,917	$2,917,248	$86,297	$1,217,808
Special dividends (Note 3)	226,147	158,401	15,180	26,007
Foreign withholding tax on dividends	(48)	(856)	(678)	(118,981)
Total Investment Income	14,536,016	3,074,793	100,799	1,124,834
EXPENSES
Investment management fees (Note 4)	2,151,173	558,716	239,979	145,481
Total Expenses	2,151,173	558,716	239,979	145,481
Net Investment Income (Loss)	12,384,843	2,516,077	(139,180)	979,353
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(3,311,101)	283,545	(2,827,916)	(975,632)
In-kind redemptions of investments	20,335,417	5,685,194	743,760	589,186
Foreign currency transactions	—	—	(14,714)	(27,705)
Net Realized Gain (Loss)	17,024,316	5,968,739	(2,098,870)	(414,151)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	15,574,374	(7,662,265)	3,516,394	432,471
Translation of assets and liabilities denominated in foreign currencies	—	—	12	3,357
Net Change in Unrealized Appreciation (Depreciation)	15,574,374	(7,662,265)	3,516,406	435,828
Net Realized and Unrealized Gain (Loss)	32,598,690	(1,693,526)	1,417,536	21,677
Net Increase (Decrease) in Net Assets Resulting from Operations	$44,983,533	$822,551	$1,278,356	$1,001,030

See accompanying notes to the financial statements.

OSI ETF Trust

Statements of Changes in Net Assets

	O’Shares FTSE U.S. Quality Dividend ETF			O’Shares FTSE Russell Small Cap Quality Dividend ETF
	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018
OPERATIONS
Net investment income (loss)	$12,384,843	$11,465,229		$2,516,077	$2,173,837
Net realized gain (loss)	17,024,316	40,843,342		5,968,739	(1,395,135)
Net change in unrealized appreciation (depreciation)	15,574,374	(18,036,112)		(7,662,265)	5,115,414
Net Increase (Decrease) in Net Assets Resulting from Operations	44,983,533	34,272,459		822,551	5,894,116
DISTRIBUTIONS (Note 2)
Distributable earnings	(12,107,636)	(11,976,178	)(1)	(2,452,943)	(2,253,382	)(2)
Tax return of capital	—	—		—	(177,554)
Total Distributions	(12,107,636)	(11,976,178)		(2,452,943)	(2,430,936)
CAPITAL TRANSACTIONS
Proceeds from shares issued	289,837,022	199,595,955		34,332,774	110,716,208
Cost of shares redeemed	(237,407,319)	(224,555,597)		(71,934,364)	(15,600,908)
Net Increase (Decrease) from Capital Transactions	52,429,703	(24,959,642)		(37,601,590)	95,115,300
Total Increase (Decrease) in Net Assets	85,305,600	(2,663,361)		(39,231,982)	98,578,480
NET ASSETS
Beginning of year	$411,268,697	$413,932,058		$136,801,906	$38,223,426
End of Year	$496,574,297	$411,268,697		$97,569,924	$136,801,906
SHARE TRANSACTIONS
Beginning of year	13,400,000	14,150,001		5,054,000	1,504,000
Shares issued in-kind	9,000,000	6,400,000		1,200,000	4,150,000
Shares redeemed	—	(1)		—	—
Shares redeemed in-kind	(7,850,000)	(7,150,000)		(2,700,000)	(600,000)
Shares Outstanding, End of Year	14,550,000	13,400,000		3,554,000	5,054,000
(1)	Prior year distributions to shareholders were made up of dividends from net investment income.
(2)	Prior year distributions to shareholders were made up of dividends from net investment income of $2,240,369 and dividend from net realized capital gains of $13,013.

See accompanying notes to the financial statements.

OSI ETF Trust

Statements of Changes in Net Assets

	O’Shares Global Internet Giants ETF		O’Shares FTSE Europe Quality Dividend ETF
	Year Ended June 30, 2019	For the period 06/05/18* – 06/30/18	Year Ended June 30, 2019	Year Ended June 30, 2018
OPERATIONS
Net investment income (loss)	$(139,180)	$(12,633)	$979,353	$1,572,091
Net realized gain (loss)	(2,098,870)	(20,298)	(414,151)	3,045,774
Net change in unrealized appreciation (depreciation)	3,516,406	(2,702,750)	435,828	(3,628,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,278,356	(2,735,681)	1,001,030	989,080
DISTRIBUTIONS (Note 2)
Distributable earnings	—	—	(1,031,170)	(1,887,737	)(1)
Total Distributions	—	—	(1,031,170)	(1,887,737)
CAPITAL TRANSACTIONS
Proceeds from shares issued	8,374,599	54,470,286	5,975,740	12,610,283
Cost of shares redeemed	(12,553,104)	—	(21,146,226)	(33,960,120)
Net Increase (Decrease) from Capital Transactions	(4,178,505)	54,470,286	(15,170,486)	(21,349,837)
Total Increase (Decrease) in Net Assets	(2,900,149)	51,734,605	(15,200,626)	(22,248,494)
NET ASSETS
Beginning of year	$51,734,605	$—	$40,698,358	$62,946,852
End of Year	$48,834,456	$51,734,605	$25,497,732	$40,698,358
SHARE TRANSACTIONS
Beginning of year	2,150,000	—	1,700,000	2,550,001
Shares issued in-kind	350,000	2,150,000	250,000	500,000
Shares redeemed	—	—	—	(1)
Shares redeemed in-kind	(550,000)	—	(900,000)	(1,350,000)
Shares Outstanding, End of Year	1,950,000	2,150,000	1,050,000	1,700,000
*	Commencement of investment operations.
(1)	Prior year distributions to shareholders were made up of dividends from net investment income.

See accompanying notes to the financial statements.

OSI ETF Trust

Financial Highlights for a share outstanding throughout the period

		PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
		Investment Operations				Distributions						Ratios to Average Net Assets of(2)								Total Return(3)(4)
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)		Total investment operations	Net investment income	Net realized gains		Tax return of capital	Total distributions	Net asset value, end of period	Expenses		Expenses net of reimburse- ments		Net investment income (loss) before reimburse- ments	Net investment income (loss) net of reimburse- ments	Net investment income (loss) net of reimbursement excluding special dividends(10)	Net investment income (loss) per share excluding special dividends(11)	Net asset value(5)	Market value(6)	Portfolio turnover rate(3)(7)	Ending net assets (thousands)
O’Shares FTSE U.S. Quality Dividend ETF
Year ended June 30, 2019	$30.69	$0.89	$3.44		$4.33	$(0.89)	$—		$—	$(0.89)	$34.13	0.48%		0.48%		2.76%	2.76%	2.71%	$0.88	14.31%	14.16%	15%	$496,574
Year ended June 30, 2018	29.25	0.78	1.46		2.24	(0.80)	—		—	(0.80)	30.69	0.48	(12)	0.48	(12)	2.53	2.54	2.54	0.78	7.67	7.70	18	411,269
Year ended June 30, 2017	27.71	0.69	1.49		2.18	(0.64)	—		—	(0.64)	29.25	0.48	(12)	0.48	(12)	2.46	2.47	2.45	0.68	8.00	8.15	17	413,932
For the period 07/14/15* – 06/30/16	25.00	0.69	2.60		3.29	(0.58)	—		—	(0.58)	27.71	0.49	(12)	0.48	(12)	2.74	2.76	2.75	0.69	13.39	13.27	7	213,332
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Year ended June 30, 2019	27.07	0.58	0.38	(8)	0.96	(0.58)	—		—	(0.58)	27.45	0.48		0.48		2.16	2.16	2.03	$0.54	3.65	3.53	52	97,570
Year ended June 30, 2018	25.41	0.66	1.70		2.36	(0.66)	—	(9)	(0.04)	(0.70)	27.07	0.48		0.48		2.51	2.51	2.51	0.66	9.39	9.35	64	136,802
For the period 12/30/16** – 06/30/17	25.00	0.38	0.25		0.63	(0.22)	—		—	(0.22)	25.41	0.48		0.48		2.99	2.99	2.86	0.36	2.52	2.68	7	38,223
O’Shares Global Internet Giants ETF
Year ended June 30, 2019	24.06	(0.06)	1.04		0.98	—	—		—	—	25.04	0.48		0.48		(0.28)	(0.28)	(0.31)	$(0.07)	4.07	3.69	55	48,834
For the period 06/05/18** – 06/30/18	25.00	(0.01)	(0.93)		(0.94)	—	—		—	—	24.06	0.48		0.48		(0.48)	(0.48)	(0.48)	(0.01)	(3.76)	(3.52)	8	51,735
O’Shares FTSE Europe Quality Dividend ETF
Year ended June 30, 2019	23.94	0.76	0.44		1.20	(0.86)	—		—	(0.86)	24.28	0.48		0.48		3.23	3.23	3.15	$0.74	5.16	5.25	35	25,498
Year ended June 30, 2018	24.69	0.69	(0.55)		0.14	(0.89)	—		—	(0.89)	23.94	0.60	(12)	0.58	(12)	2.75	2.77	2.76	0.69	0.53	(0.41)	30	40,698
Year ended June 30, 2017	23.17	0.75	1.34		2.09	(0.57)	—		—	(0.57)	24.69	0.61	(12)	0.58	(12)	3.21	3.24	3.05	0.70	9.18	8.91	30	62,947
For the period 08/19/15* – 06/30/16	25.00	1.04	(2.32	)(8)	(1.28)	(0.55)	—		—	(0.55)	23.17	0.66	(12)	0.58	(12)	5.14	5.22	5.21	1.04	(5.06)	(4.24)	7	25,483
*	Commencement of Prior Fund investment operations.
**	Commencement of investment operations.
(1)	Net investment income (loss) per share is based on average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)	Had certain expenses not been waived during the periods, if applicable, total returns would have been lower.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(6)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
(7)	In-kind transactions are not included in portfolio turnover calculations.
(8)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(9)	Per share amount is less than $0.01.
(10)	This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.
(11)	This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.
(12)	Reference Note 4 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

OSI ETF Trust
Notes to Financial Statements
June 30, 2019

1. Organization

OSI ETF Trust (the “Trust”) was organized as a Delaware statutory trust on April 12, 2016 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four operational exchange-traded funds (each a “Fund” and collectively, the “Funds”). The O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF are diversified series of the Trust, pursuant to the 1940 Act. The O’Shares Global Internet Giants ETF is a non-diversified series of the Trust, pursuant to the 1940 Act. O’Shares Investment Advisers, LLC (the “Adviser”) is the investment adviser to each fund.

Each Fund seeks to track the performance (before fees and expenses) of a specified benchmark index (each, a “Target Index”). There can be no assurance that the Funds’ investment objectives will be achieved.

The O’Shares FTSE Russell International Quality Dividend ETF and O’Shares FTSE Asia Pacific Quality Dividend ETF ceased trading on the NYSE Arca, Inc.TM and were closed for purchase by investors as of the close of regular trading on the New York Stock Exchange (“NYSE”) on December 20, 2018. The final liquidating distribution was paid to shareholders on December 28, 2018.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the “Release”). The Release called for the adoption of new rules and forms as well as amendments to current rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Funds have updated disclosures in these financial statements to reflect the amendments, which were effective August 1, 2017. The first filing compliance date for Form N-PORT is no later than April 30, 2020, reflecting data as of March 31, 2020.

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, and to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Funds’ net assets or results of operations. In connection with implementing the changes noted above, the distributions to shareholders during the fiscal year ended June 30, 2018, which were previously reported as

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

distributions from net investment income & net realized gain (where applicable), have been reclassified as distributions from distributable earnings to conform to the current period presentation on the Statements of Changes in Net Assets.

Investment Valuation

The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of each Fund’s shares outstanding.

When calculating the NAV of each Fund’s shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price; or if the last sale price is unavailable, securities are valued at the mean between last bid and ask, as quoted. If an ask price is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value in accordance with the Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Trustees”). The Funds may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect the Fund’s ability to track its Target Index. Securities of non-exchange traded investment companies are valued at their NAV.

The Funds disclose the fair market value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

The following is a summary of the valuations as of June 30, 2019 for each Fund based upon the three levels defined above:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
O’Shares FTSE U.S. Quality Dividend ETF
Investments
Common Stocks*	$495,073,135	$—	$—	$495,073,135
Total Investments	$495,073,135	$—	$—	$495,073,135
O’Shares FTSE Russell Small Cap Quality Dividend ETF
Investments
Common Stocks*	$97,515,521	$—	$—	$97,515,521
Rights	—	—	—	—
Total Investments	$97,515,521	$—	$—	$97,515,521
O’Shares Global Internet Giants ETF
Investments
Common Stocks*	$48,821,400	$—	$—	$48,821,400
Total Investments	$48,821,400	$—	$—	$48,821,400
O’Shares FTSE Europe Quality Dividend ETF
Investments
Common Stocks
Transportation Infrastructure	$151,187	$41,084	$—	$192,271
Other*	24,936,443	—	—	24,936,443
Total Investments	$25,087,630	$41,084	$—	$25,128,714
*	See Schedules of Investments for segregation by industry type.

Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.

REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.

Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and net change in unrealized appreciation (depreciation) on investment securities on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Taxes and Distributions

Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. As of June 30, 2019 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking of its Target Index or to comply with the distribution requirements of the Internal Revenue Code.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

The tax character of the distributions paid for the tax year ended June 30, 2019 and June 30, 2018 were as follows:

	Year Ended June 30, 2019				Year Ended June 30, 2018
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital gains	Tax Return of Capital	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital gains	Tax Return of Capital	Total Distributions
O’Shares FTSE U.S. Quality Dividend ETF	$12,107,636	$—	$—	$12,107,636	$11,976,178	$—	$—	$11,976,178
O’Shares FTSE Russell Small Cap Quality Dividend ETF	2,452,943	—	—	2,452,943	2,240,369	13,013	177,554	2,430,936
O’Shares FTSE Europe Quality Dividend ETF	1,031,170	—	—	1,031,170	1,887,737	—	—	1,887,737

At June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
O’Shares FTSE U.S. Quality Dividend ETF	$269,547	$—	$(6,303,017)	$25,929,563
O’Shares FTSE Russell Small Cap Quality Dividend ETF	—	—	(2,854,001)	(2,397,275)
O’Shares Global Internet Giants ETF	—	—	(2,993,529)	805,021
O’Shares FTSE Europe Quality Dividend ETF	122,842	—	(1,741,427)	(1,003,479)
*	The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to mark to market of Passive Foreign Investment Companies (“PFICs”), non-taxable special dividends, investment in partnerships and tax deferral of losses on wash sales. Additionally, these amounts may differ from the tax unrealized appreciation (depreciation) disclosed at the end of each Schedule of Investments due to foreign currency translation of non-investment assets/liabilities.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, distributions from investments in real estate investment trusts, investment in partnerships, net operating losses, non-taxable special dividend foreign currency gains (losses), PFICs, and taxable over-distributions resulted in reclassifications, as of June 30, 2019, among the Funds’ components of net assets.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. For the tax year ended June 30, 2019, the following Funds had available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
O’Shares FTSE U.S. Quality Dividend ETF	$6,195,945	$1,482,946
O’Shares FTSE Russell Small Cap Quality Dividend ETF	2,854,001	—
O’Shares Global Internet Giants ETF	1,376,590	—
O’Shares FTSE Europe Quality Dividend ETF	1,642,909	—

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2019, the Funds will elect to treat the following post-October losses at arising on July 1, 2019:

Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
O’Shares FTSE U.S. Quality Dividend ETF	$—	$107,072	$107,072
O’Shares Global Internet Giants ETF	147,379	1,469,560	1,616,939
O’Shares FTSE Europe Quality Dividend ETF	—	98,518	98,518

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income received or paid from the Fund, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. For those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

The Adviser acts as the investment adviser to the O’Shares FTSE U.S. Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF pursuant to an investment advisory agreement with the Trust (the “OUSA/OEUR Advisory Agreement”). AGF Investments LLC (formerly known as FFCM, LLC) acts as the sub-adviser to the O’Shares FTSE U.S. Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF pursuant to a sub-advisory agreement with the Adviser (the “OUSA/OEUR Sub-Advisory Agreement”).

The Adviser acts as the investment adviser to the O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares Global Internet Giants ETF pursuant to an investment advisory agreement with the Trust (the “OUSM/OGIG Advisory Agreement” and, together with the OUSA/OEUR Advisory Agreement, the “Advisory Agreements”). Vident Investment Advisory, LLC (together with AGF Investments LLC, each a “Sub-Adviser”) acts as the sub-adviser to the O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares Global Internet Giants ETF pursuant to a sub-advisory agreement with the Adviser (the “OUSM/OGIG Sub-Advisory Agreement” and, together with the OUSA/OEUR Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

Pursuant to the Advisory Agreements, the Adviser has the overall responsibility for the Funds’ investment program.

Each Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of the Adviser and the Trustees. The Adviser oversees each Sub-Adviser for compliance with the Funds’ investment objective, policies, strategies and restrictions. The Board of Trustees supervises and oversees the Adviser and each Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

Under the Advisory Agreements, the Funds pay the Adviser a unitary management fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of each Fund.

Fund	Management Fee
O’Shares FTSE U.S. Quality Dividend ETF	0.48%
O’Shares FTSE Russell Small Cap Quality Dividend ETF	0.48%
O’Shares Global Internet Giants ETF	0.48%
O’Shares FTSE Europe Quality Dividend ETF	0.48%

Pursuant to the Sub-Advisory Agreements, the Adviser compensates each Sub-Adviser out of the management fee it receives from the Funds.

Under the Advisory Agreements, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses.

On June 28, 2018, the O’Shares FTSE U.S. Quality Dividend ETF the (“OUSA Prior Fund”), and O’Shares FTSE Europe Quality Dividend ETF the (“OEUR Prior Fund”) series of FQF Trust (each, a “Prior Fund” and collectively, the “Prior Funds”) were reorganized into corresponding newly created, identically named exchange traded funds of the OSI ETF Trust (each, a “New Fund”) via a tax-free reorganization. Each New Fund has the same name, ticker symbol and underlying index as the corresponding Prior Fund, is managed in accordance with the same investment objective, and is subject to substantially the same investment strategies, policies, and risks as the corresponding Prior Fund. Each New Fund is operated in a substantially similar manner as the corresponding Prior Fund, except that each New Fund is advised by O’Shares Investment Advisers, LLC and sub-advised by the Prior Funds’ adviser, FFCM, LLC. The same portfolio managers who managed the Prior Funds continue to manage the New Funds. All of the assets and liabilities of each Prior Fund were transferred to the corresponding New Fund in exchange for shares of beneficial interest of the corresponding New Fund. Each New Fund has adopted the financial performance and operating history of the corresponding Prior Fund. The information for the periods prior to June 28, 2018 is that of the Prior Funds.

Prior to June 28, 2018, when the following Funds become part of the Trust in connection with the tax-free reorganizations, the unitary management fee was 0.48% for the OUSA Prior Fund and was 0.58% for the OEUR Prior Fund.

Prior to June 28, 2018, FFCM, LLC, the former Adviser of the Prior Funds bore all of the costs of the Prior Funds, except for the advisory fee, distribution fees (including any payments under the Funds’ 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

FFCM, LLC had agreed to waive its fees and reimburse expenses for each Prior Fund until at least November 1, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for each Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto)) were limited to the ratios below:

Fund	Expense limitation
OUSA Prior Fund	0.48%
OEUR Prior Fund	0.58%

5. Administration, Fund Accounting and Transfer Agency Fees

JPMorgan Chase Bank, N.A. (“Administrator”) acts as administrator, fund accounting agent and transfer agent to the Funds pursuant to an administration agreement. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian to the Funds. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services, the Custodian is entitled to fees and reasonable out-of-pocket expenses.

7. Distribution, Service Plan and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Trust has entered into a Distribution Agreement (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s custodian and transfer agent. The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Funds or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

No distribution or service fees are currently paid by any Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer, Principal Financial Officer and Treasurer, and certain additional compliance support functions to the Funds. FFOS does not have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

8. Issuance and Redemption of Fund Shares

The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.

Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If a shareholder buys or sells Fund shares on the secondary market, a shareholder will pay or receive the market price, which may be higher or lower than NAV. Authorized participant transaction will be priced at NAV if the authorized participant purchases or redeems Fund shares in Creation Units.

Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to JPMorgan Chase Bank, N.A., the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.

9. Investment Transactions

For the year ended June 30, 2019, the cost of securities purchased and proceeds from sales of securities, excluding in-kind transactions, were as follows:

Fund	Purchases	Sales
O’Shares FTSE U.S. Quality Dividend ETF	$69,195,736	$67,290,481
O’Shares FTSE Russell Small Cap Quality Dividend ETF	60,821,956	61,019,673
O’Shares Global Internet Giants ETF	27,581,884	27,677,390
O’Shares FTSE Europe Quality Dividend ETF	10,684,184	10,871,499

10. In-Kind Transactions

During the period presented in this report, certain Funds of the Trust delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended June 30, 2019 the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Value	Realized Gain
O’Shares FTSE U.S. Quality Dividend ETF	$235,178,657	$20,335,417
O’Shares FTSE Russell Small Cap Quality Dividend ETF	71,460,915	5,685,194
O’Shares Global Internet Giants ETF	12,540,548	743,760
O’Shares FTSE Europe Quality Dividend ETF	20,866,018	589,186

During the period presented in this report, the Funds received securities in exchange for subscription of shares (subscription-in-kind). For the year ended June 30, 2019, the value of the securities received for subscriptions were as follows:

Fund	Value
O’Shares FTSE U.S. Quality Dividend ETF	$288,373,081
O’Shares FTSE Russell Small Cap Quality Dividend ETF	34,260,216
O’Shares Global Internet Giants ETF	8,379,199
O’Shares FTSE Europe Quality Dividend ETF	5,894,478

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

11. Principal Risks

Some principal risks apply to all Funds while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds.

Authorized Participants Concentration Risk.  Each Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Funds (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Funds and no other Authorized Participant steps in, shares of the Funds may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Concentration Risk.  To the extent that a Fund’s Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Depositary Receipts Risk.  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Europe Risk.  Decreasing imports or exports, changes in governmental or European Union (the “E.U.”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an E.U. member country on its sovereign debt, and/or an economic recession in an E.U. member country may have a significant adverse effect on the securities of E.U. issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the E.U. In addition, if one or more countries were to exit the E.U. or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Funds’ portfolios.

Flash Crash Risk.  Sharp price declines in securities owned by a Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Foreign Investment Risk.  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, a Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect such Fund’s returns.

Index-Related Risk.  Each Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Funds expect to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Funds employed an active strategy.

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

There is no assurance that the Index Provider will compile each Target Index accurately, or that each Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what each Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that each Target Index will be in line with its described index methodology. Any gains, losses or costs to a Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. To the extent a Target Index is new it will have a limited performance history. The foregoing risks may be greater for a new index.

Internet Companies Risk.  Companies involved with the internet, technology and e-commerce are exposed to risks associated with rapid advances in technology, obsolescence of current products and services, the finite life of patents and the constant threat of global competition and substitutes. In addition to these risks, these companies may be adversely impacted by market and economic cyclicality and changing industry standards.

Market Events Risk.  The market values of a Fund’s investments, and therefore the value of such Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of a Fund, which could have a negative impact on the Fund.

Mid-Capitalization Securities Risk.  The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Multifactor Risk.  A Fund’s Target Index, and thus the corresponding Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies. There can be no assurance that targeting exposure to such factors will enhance a Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Non-Diversification Risk.  The O’Shares Global Internet Giants ETF is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REIT Risk.  A REIT is a company that owns or finances income-producing real estate. Each Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. To the extent a Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types. REITs are pooled investment vehicles with their own fees and expenses and a Fund will indirectly bear a proportionate share of those fees and expenses.

OSI ETF Trust
Notes to Financial Statements (continued)
June 30, 2019

Sampling Risk.  To the extent a Fund uses a representative sampling approach, it will hold a smaller number of securities than are in its Target Index. As a result, an adverse development respecting a security held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Target Index. Conversely, a positive development relating to a security in a Fund’s Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Sector Risk.  To the extent a Target Index, and thereby a Fund, emphasizes, from time to time, investments in a particular sector, the Funds are subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Funds invest in a few sectors, it may have increased exposure to the price movements of those sectors.

Volatility Risk.  There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it historically has been and thus that a Fund’s Target Index will not be exposed to the less volatile securities in the index universe. Volatile stocks are subject to sharp swings in value.

The Funds’ prospectus contain additional information regarding the principal risks associated with an investment in a Fund.

12. Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. The Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

13. New Accounting Pronouncements

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

14. Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

OSI ETF Trust
Report of Independent Registered Public Accounting Firm
June 30, 2019

To the Board of Trustees of OSI ETF Trust
and the Shareholders of O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Russell Small Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF, and O’Shares FTSE Europe Quality Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Russell Small Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF, and O’Shares FTSE Europe Quality Dividend ETF, each a series of shares of beneficial interest in OSI ETF Trust (the “Funds”), including the schedules of investments, as of June 30, 2019, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights of O’Shares FTSE U.S. Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF for the year ended June 30, 2017 and for the periods from July 14, 2015 and August 19, 2015 (commencements of operations, respectively) to June 30, 2016 were audited by other auditors whose report dated August 24, 2017 expressed an unqualified opinion on those financial highlights.

Statements of Changes in Net Assets and Financial Highlights
O’Shares FTSE U.S. Quality Dividend ETF	For each of the years in the two-year period ended June 30, 2019
O’Shares FTSE Russell Small Cap Quality Dividend ETF	The statements of changes in net assets and the financial highlights for each of the years in the two-year period ended June 30, 2019 and the financial highlights for the period from December 30, 2016 (commencement of operations) to June 30, 2017
O’Shares Global Internet Giants ETF	For the year ended June 30, 2019 and for the period from June 5, 2018 (commencement of operations) to June 30, 2018
O’Shares FTSE Europe Quality Dividend ETF	For each of the years in the two-year period ended June 30, 2019
Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to

OSI ETF Trust
Report of Independent Registered Public Accounting Firm
June 30, 2019

obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the OSI ETF Trust since 2017.

Philadelphia, Pennsylvania
August 23, 2019

OSI ETF Trust
Expense Examples (Unaudited)
June 30, 2019

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2019.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2019.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

OSI ETF Trust
Expense Examples (Unaudited)
June 30, 2019

	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
O'Shares FTSE U.S. Quality Dividend ETF
Actual	$1,000.00	$1,150.30	$2.56	0.48%
Hypothetical	$1,000.00	$1,022.41	$2.41	0.48%
O'Shares FTSE Russell Small Cap Quality Dividend ETF
Actual	$1,000.00	$1,172.40	$2.59	0.48%
Hypothetical	$1,000.00	$1,022.41	$2.41	0.48%
O'Shares Global Internet Giants ETF
Actual	$1,000.00	$1,306.20	$2.74	0.48%
Hypothetical	$1,000.00	$1,022.41	$2.41	0.48%
O'Shares FTSE Europe Quality Dividend ETF
Actual	$1,000.00	$1,140.00	$2.55	0.48%
Hypothetical	$1,000.00	$1,022.41	$2.41	0.48%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period).

OSI ETF Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of OSI ETF Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.oshares.com or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-855-7670.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month year ended June 30 will be available without charge upon request by calling collect 1-617-855-7670 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

OSI ETF Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of on Form N-Q. The Form N-Q will be available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the O’Shares Investment Funds’ website at www.oshares.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2019 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2019. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

As of June 30, 2019, the Funds federal tax information were as follows:

Fund	QDI	DRD
O’Shares FTSE U.S. Quality Dividend ETF	100%	100%
O’Shares FTSE Russell Small Cap Quality Dividend ETF	100%	100%
O’Shares FTSE Europe Quality Dividend ETF	100%	—%

For the tax year ended June 30, 2019, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:

Fund	Foreign Taxes Paid	Foreign Source Income
O’Shares FTSE Europe Quality Dividend ETF	112,047	1,243,765

OSI ETF Trust
Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office** and Length of time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard M. Goldman*** Year of Birth: 1961	Trustee	Since 2016	Managing Member, Becket Capital, LLC (advisory services firm) (2012 to present); Chief Operating Officer, Guggenheim Investments (2011 to 2012); Chief Executive Officer, Rydex Investments (2007 to 2012).	8	Harvest Volatility Edge Trust (2017 to present); Axonic Alternative Income Fund (2018 to present)
Charles A. Baker**** Year of Birth: 1953	Trustee	Since 2016	Chief Executive Officer of Investment Innovations LLC (investment consulting) (2013 to present); Managing Director of NYSE Euronext (2003 to 2012).	8	Global X Funds (July 2018 to present)

Jeffrey D. Haroldson Year of Birth: 1957	Trustee	Since 2016	Chief Operating Officer and Chief Legal Officer, Bridgeton Holdings LLC (real estate investment and development) (2013 to present); Senior Managing Director, Lexden Capital, LLC (real estate and green energy financing) (2014 to present); President, Ridgewood Capital Advisors LLC (consulting and business advisory services) (2012 to present).	8	None
Interested Trustee*****
Connor O’Brien Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer, O’Shares Investment Advisers, LLC (2016 to present); Chief Executive Officer and President, O’Shares Investments, Inc. (2015 to present); President, BeanStox Inc. (2017 to present); President and Chief Investment Officer, Stanton Asset Management Inc. (2002 to present); President, Chief Executive Officer and Director, O’Leary Funds Management LP (2008 to present).	8	None
*	Each Independent Trustee may be contacted by writing to the Independent Trustees of OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.
**	Each Trustee serves until his successor is duly elected or appointed and qualified.
***	Chair of the Nominating and Governance Committee.
****	Chair of the Audit Committee.
*****	Mr. O’Brien is considered to be an interested person of the Trust because of his relationship with the Adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 855-7670 (collect).

OSI ETF Trust
Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kevin Beadles 60 State Street, Suite 700 Boston, MA 02109 Year of Birth: 1966	President and Secretary	Since 2016	Director, Strategic Development, O’Shares Investment Advisers LLC (2017 to present); Director of Capital Markets and Strategic Development, O’Shares Investments, Inc. (2015 to 2017); Chief Strategy Officer, Managing Director of Capital Markets and Portfolio Risk Management and Head of Global Product Development, Wedbush Securities, Inc. and Lime Brokerage, LLC (a wholly owned subsidiary of Wedbush Securities, Inc.) (2004 to 2013).
Joshua G. Hunter 10 High Street, Suite 302 Boston,MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Since 2016	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (2008 to 2015).**
Kenneth A. Kalina 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1961	Chief Compliance Officer	Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2017 to present); Chief Compliance Officer, Henderson Global Funds (2005 to 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (2005 to 2015).**
*	Each officer serves until his successor is duly elected or appointed and qualified.
**	Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

OSI ETF Trust

60 State Street, Suite 700
Boston, MA 02109
www.oshares.com

Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2019, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Charles A. Baker is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Charles A. Baker is independent for purposes of Item 3 of Form N-CSR. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. During the period covered by this report, there have been no waivers granted under the code of ethics.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for OSI ETF Trust by BBD, LLP (“BBD”) for the fiscal years ended June 30, 2018 and June 30, 2019 were:

	2018	2019
Audit Fees (a)	$72,600	49,500
Audit Related Fees (b)	0	0
Tax Fees (c)	$18,000	12,000
All Other Fees (d)	0	0
Total:	$90,600	61,500

(a)	Audit Fees: These fees relate to professional services rendered by BBD for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by BBD related to audit services in connection with the June 30, 2018 and June 30, 2019 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by BBD for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by BBD other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2018 and June 30, 2019: $18,000 and $12,000, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Charles A. Baker, Richard M. Goldman and Jeffrey D. Haroldson, are members of the Audit Committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics – Please see Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

Not applicable.

(a)(4)	Change in the Registrant’s independent public accountant.

Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OSI ETF Trust

By: /s/ Kevin Beadles

Kevin Beadles

President

September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin Beadles

Kevin Beadles

President

September 6, 2019

By: /s/ Joshua Hunter

Joshua Hunter

Principal Financial Officer and Treasurer

September 6, 2019